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                                 EXHIBIT 10.33
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                              CONVERSION AGREEMENT

     THIS CONVERSION AGREEMENT (this "Agreement") is entered into this     day
of November, 1996, to be effective as of the 1st day of July, 1996, by and among WASTE RECOVERY, INC., a Texas corporation (the "Issuer"), and the parties set forth on SCHEDULE I hereto (each a "Holder" and collectively, the "Holders").

     WHEREAS, the Issuer has issued and outstanding $_________ aggregate principal amount of its 18% Convertible Subordinated Debentures due January 31, 1997 (the "Debentures"), certain of which are held by the Holders; and

     WHEREAS, the terms of the Debentures provide that the Holders may, at their option, convert the Debentures held thereby into shares of Common Stock of the Issuer at a rate of $.875 per share; and

     WHEREAS, the Holders wish to convert such Debentures pursuant to their terms and obtain the right to acquire additional shares of Common Stock of the Issuer, and the Issuer believes it to be in the best interest of the Issuer and its shareholders and therefore desires Holders to convert such Debentures into shares of Common Stock of the Issuer prior to the maturity thereof and to grant such Holders the right to acquire additional shares of Common Stock of the
Issuer:

     NOW, THEREFORE, for and in consideration of the premises and the agreements and undertakings set forth herein and other good and valuable consideration, and upon the terms and subject to the conditions hereinafter set forth, the parties hereto do hereby agree as follows:

     1. CONVERSION OF DEBENTURES. Each Holder shall convert such Holder's Debentures into shares of Common Stock of the Issuer as set forth on SCHEDULE I hereto, in accordance with the terms for conversion set forth in such Debentures.

     2. WARRANT. Upon such conversion and simultaneous with the delivery by the Issuer to the Holder of shares of Common Stock upon such Holder's conversion of its Debentures, the Issuer shall deliver to such Holder a Warrant to Purchase Common Stock of Waste Recovery, Inc. in the form attached hereto as EXHIBIT "A" (the "Warrant") to acquire the number of Warrant Securities (as defined in the Warrant) set forth opposite such Holder's name on SCHEDULE I.

     3. SEVERAL UNDERTAKINGS. The undertakings of each Holder under this Agreement shall be several and not joint.

     4. FURTHER ASSURANCES. The Issuer and each Holder shall take all such further actions as the parties may reasonably determine to be necessary to effectuate the consummation of the transactions contemplated by this Agreement.

     5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which constitute the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed in counterparts on the date set forth above and to be effective as of July 1, 1996.


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                                       ISSUER:

                                       WASTE RECOVERY, INC.

                                       By:
                                           ------------------------------------
                                       Printed Name:  Thomas L. Earnshaw
                                                     --------------------------
                                       Title:         President & CEO
                                                     --------------------------


                                       HOLDER (Individual):

                                       ----------------------------------------
                                       Printed Name:


                                       HOLDER (Business Organization)

                                       ----------------------------------------

                                       By:
                                           ------------------------------------
                                       Printed Name:
                                                     --------------------------
                                       Title:
                                              ---------------------------------


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